                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                           (AMENDMENT NO.           )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to sec.240.14a-11(c) or
         sec.240.14a-12

                           WYNN'S INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                           WYNN'S INTERNATIONAL, INC.
                  500 NORTH STATE COLLEGE BOULEVARD, SUITE 700
                            ORANGE, CALIFORNIA 92868

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 28, 1999

     The Annual Meeting of Stockholders of Wynn's International, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, April 28, 1999, at 9:00 a.m. at 500 North State College Boulevard, Suite 700, Orange, California, to consider and vote on the following:

     1. Re-election of two directors for three-year terms ending in 2002;

     2. Approval of Ernst & Young LLP as the Company's independent auditors for 1999;

     3. Approval of the Wynn's International, Inc. 1999 Stock Awards Plan; and

     4. Transaction of any other business properly arising at the meeting.

     The Board of Directors has fixed March 11, 1999 as the record date for the meeting, and only holders of Common Stock of record at the close of business on that date are entitled to receive notice of and vote at the meeting. Please sign and date the enclosed proxy card and return it without delay in the enclosed postage-paid envelope. If you attend the meeting, you may withdraw your proxy and vote personally on each matter.

                                            By Order of the Board of Directors

                                                /s/ WENDY K. K. NISHIKAWA
                                                  Wendy K. K. Nishikawa
                                                        Secretary

Orange, California
March 26, 1999

                               TABLE OF CONTENTS

                                                                PAGE
                                                                -----
NOTICE OF ANNUAL MEETING....................................    Cover

PROXY PROCEDURES............................................        1
  Voting by Proxy; Revocability.............................        1
  Intended Vote of Proxy Holders............................        1
  Shares Entitled to Vote...................................        1
  Voting and Tabulation Procedures..........................        2
  Cost of Solicitation......................................        2

PROPOSALS TO BE VOTED UPON..................................        2
  Proposal 1 -- Election of Directors.......................        2
  Proposal 2 -- Approval of Independent Public
     Accountants............................................        2
  Proposal 3 -- Approval of the Wynn's International, Inc.
     1999 Stock Awards Plan.................................        3

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD..............        9
  Biographical Information..................................        9
  Committees of the Board...................................       10
  Attendance at Board and Committee Meetings................       11
  Compensation of Directors.................................       11
  Certain Relationships and Related Transactions............       12

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................       12
  Stock Ownership of Certain Beneficial Owners..............       12
  Stock Ownership of Directors and Executive Officers.......       13

EXECUTIVE COMPENSATION......................................       14
  Summary Compensation Table................................       14
  Option Grants in Last Fiscal Year.........................       15
  Aggregated Option Exercises in Last Fiscal Year and FY-End
     Option Values..........................................       15
  Performance Share Award Activity..........................       15
  Pension Plan Table........................................       16
  Employment Contracts and Change-in-Control Arrangements...       16
  Compensation Committee Interlocks and Insider
     Participation..........................................       17
  Section 16(a) Beneficial Ownership Reporting Compliance...       17

REPORT OF THE COMPENSATION COMMITTEE........................       17

PERFORMANCE GRAPH...........................................       21

GENERAL INFORMATION.........................................       22
  Obtaining a Copy of the Company's Annual Report on Form
     10-K...................................................       22
  Deadline for Stockholder Proposals........................       22

EXHIBITS
  Exhibit A -- Wynn's International, Inc. 1999 Stock Awards
     Plan...................................................      A-1

                           WYNN'S INTERNATIONAL, INC.

                            ------------------------

                                PROXY STATEMENT

     We are sending this Proxy Statement to you, the stockholders of Wynn's International, Inc. (the "Company"), as part of the Board of Directors' solicitation of proxies to be voted at the Company's Annual Meeting of Stockholders to be held on April 28, 1999, at 9:00 A.M. and at any adjournments of the meeting. The Annual Meeting will be held at the Company's executive offices at 500 North State College Boulevard, Suite 700, Orange, California 92868. As used in this Proxy Statement, the words "proxy" and "proxy card" refer to the enclosed proxy card, which, when signed and dated by you and returned to the Company, gives the named officers of the Company authority to vote your shares at the April 28, 1999 meeting in the manner that you indicate on the proxy card. Since many stockholders will be unable to attend the Annual Meeting in person, the Board of Directors is soliciting your proxy so that you can be represented and your vote can be counted at the meeting. Even if you are planning to attend the meeting in person, we encourage you to return your proxy card so that we will be able to tabulate votes in an efficient manner.

     We are mailing this Proxy Statement and proxy card to stockholders on or about March 26, 1999. We are also enclosing a copy of our 1998 Annual Report to Stockholders, which includes the Company's 1998 financial statements. The Annual Report is not, however, part of the proxy materials.

                                PROXY PROCEDURES

VOTING BY PROXY; REVOCABILITY

     You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend in person, we urge you to sign and date the enclosed proxy card and return it in the enclosed, postage-paid envelope. You have the right to revoke your proxy at any time prior to the time your shares are actually voted. You can revoke your proxy by (i) giving written notice of revocation to the Corporate Secretary of the Company, (ii) subsequently signing and submitting a later dated proxy card or (iii) attending the Annual Meeting and voting in person. Please note that attending the meeting will not by itself revoke your proxy.

INTENDED VOTE OF PROXY HOLDERS

     If you specifically mark and sign your proxy card, your shares will be voted as you direct.

     If we receive a valid proxy card that is not marked for a specific item, we will vote the shares as follows (unless the proxy card is revoked before voted):

          FOR re-election of the two director nominees named below;

          FOR approval of Ernst & Young LLP as the Company's independent auditors for the 1999 fiscal year; and

          FOR approval of the Wynn's International, Inc. 1999 Stock Awards Plan.

     We do not know of any other matters to be presented at the Annual Meeting. However, if other matters are properly presented at the meeting, the persons named in the proxy will vote on them in accordance with their judgment.

SHARES ENTITLED TO VOTE

     As of the close of business on March 11, 1999, there were outstanding 18,795,413 shares of Common Stock. Common Stock is the only class of securities of the Company outstanding. Each share of Common Stock is entitled to one vote. Only stockholders of record at the close of business on March 11, 1999 are entitled to vote at the Annual Meeting.

VOTING AND TABULATION PROCEDURES

     The Company has appointed an Inspector of Elections who will count all votes cast by proxy or in person at the Annual Meeting. The Inspector of Elections will adhere to the following guidelines in tabulating votes:

     ABSTENTIONS -- Proxies reflecting abstentions are counted as shares present and entitled to vote for purposes of determining (i) the presence of a quorum and (ii) the outcome of any matter submitted to the stockholders for a vote. Abstentions will be disregarded in the determination of voting results on matters requiring a plurality of votes (e.g., election of directors). On matters requiring the affirmative vote of a majority of the shares present and entitled to vote (e.g., approval of independent auditors) or a majority of the outstanding shares, abstentions are treated the same as a vote "against" the matter.

     BROKER NON-VOTES -- "Broker non-votes" are shares held by brokers or nominees for which the broker or nominee (i) lacks discretionary power to vote and (ii) has not received specific voting instructions from the beneficial owner. Broker non-votes count as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, when a broker or nominee physically indicates on the proxy that it does not have discretionary authority to vote some or all of the underlying shares on a particular matter, those shares will be treated as abstentions with respect to that matter.

     UNMARKED PROXIES -- Any unmarked proxies, including those submitted by brokers or nominees, will be voted FOR the proposals discussed in this Proxy Statement.

COST OF SOLICITATION

     The Company will pay the cost of soliciting proxies. In addition to solicitations by mail, some of the Company's directors, officers and regular employees may, without extra compensation, conduct additional solicitation by telephone and personal interview.

                           PROPOSALS TO BE VOTED UPON

PROPOSAL 1 -- ELECTION OF DIRECTORS

     At the Annual Meeting, you will be asked to elect two directors for terms of three years or until their successors are elected and qualified. You are entitled to one vote per share for each of the two directors to be elected. The candidates receiving the highest number of votes will be elected.

     The nominees for election are Barton Beek and James Carroll. Each nominee is a member of the Company's Board of Directors elected to his present term of office at a prior annual meeting. Each has consented to be named as a nominee in this Proxy Statement and to serve as a director if elected. (See page 9 for additional information about the nominees).

     If any nominee becomes unavailable to stand for re-election, the persons named in the proxy card will vote for the candidate that the Board selects to replace the nominee.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE TWO NOMINEES.

                            ------------------------

PROPOSAL 2 -- APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP has been our independent auditors since the Company's incorporation in 1973. Ernst & Young has been the independent auditors of Wynn Oil Company, a subsidiary of the Company, since 1967. The Board of Directors and the Audit Committee believe that the knowledge of the Company developed by Ernst & Young over the course of its long-term relationship with the Company is invaluable. Consequently, the Board has appointed Ernst & Young as the Company's independent auditors for the 1999 fiscal year, and seeks your approval of this decision.

     An Ernst & Young representative will attend the Annual Meeting to answer appropriate questions and make a statement if he so desires.

     Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting. If the stockholders do not approve Ernst & Young as independent auditors, the Board will reconsider its selection of independent auditors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THIS PROPOSAL.

PROPOSAL 3 -- APPROVAL OF THE WYNN'S INTERNATIONAL, INC. 1999 STOCK AWARDS PLAN

THE PROPOSED APPROVAL

     The Board of Directors believes that the various stock incentive plans adopted by the Company have been valuable in attracting and retaining talented officers and key employees of the Company and its subsidiaries. The Company currently maintains the Wynn's International, Inc. Stock-Based Incentive Award Plan, which was adopted in 1989. The Stock-Based Incentive Award Plan will expire by its terms on May 3, 1999, and, as of March 11, 1999, only 1,208 shares of Common Stock of the Company remained available for grant under that plan. In order to provide the Company with continued flexibility to provide future stock-based incentives to its key personnel, the Board of Directors has, subject to stockholder approval, unanimously adopted the Company's 1999 Stock Awards Plan (the "Plan"). At the 1999 Annual Meeting, management will ask stockholders to approve the Plan.

     The Plan permits the grant of options, stock appreciation rights, restricted stock awards, performance share awards and other stock-based incentive awards (referred to below as "Awards") to officers and key employees of the Company. The Plan covers a maximum of 1,500,000 shares of the Company's Common Stock, subject to customary adjustments. The Plan contains special provisions that prohibit the Company from granting Awards if the number of shares subject to Awards outstanding under the Plan and awards outstanding under all other stock plans of the Company for key employees, officers and/or directors would exceed 10% of the number of shares issued and outstanding on the date of grant. The principal terms of the Plan are summarized below. The following summary is qualified in its entirety by reference to the full text of the Plan, which is attached to this Proxy Statement as Exhibit A.

SUMMARY OF THE PLAN

  In General

     PURPOSE. The purpose of the Plan is to promote the success of the Company by attracting, motivating, retaining and rewarding officers and key employees of the Company through the grant of stock options and other stock-based Awards.

     ADMINISTRATION. The Plan would be administered by the Stock Awards Committee of the Board of Directors (the "Committee"). In light of U.S. securities law and tax law considerations, the Committee must consist of two or more non-employee directors, each of whom is "disinterested" as such term is defined for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside" as such term is defined for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee will have the authority to determine which officers and key employees will receive Awards under the Plan and to determine the specific terms and conditions of each Award, including the number of shares of Common Stock ("Shares") subject to each Award, the price to be paid for the Shares and, subject to the requirements of applicable law, any performance or other vesting criteria. The Committee will make all other determinations necessary or advisable for the administration of the Plan.

     ELIGIBILITY. Under the Plan, the Committee has discretion to grant an Award to any officer (whether or not a director) or key employee of the Company or any of its subsidiaries.

     SHARES AVAILABLE FOR AWARDS; SHARE LIMITS. The maximum aggregate number of Shares that may be issued under the Plan is 1,500,000. The Plan contains a 1,500,000 maximum Share limit on the number of Shares that may be delivered pursuant to incentive stock options ("Incentive Stock Options") and a 500,000 maximum Share limit on the number of Shares of restricted stock ("Restricted Stock") that may be awarded. The Plan contains a 100,000 maximum Share limit on
(i) the number of Shares subject to options ("Options") and stock appreciation rights ("Stock Appreciation Rights") that may be awarded during any calendar year to any individual, and (ii) the number of Shares in the aggregate subject to all Awards that may be awarded during any calendar year to any individual. Each of the above maximum limits is subject to adjustment as described below.

     The Plan also contains a special provision that restricts the Company's ability to grant additional Awards once the number of Shares covered by Awards reaches a certain percentage of the outstanding Shares. Specifically, no Award may be granted under the Plan unless, after giving effect to the Shares covered by the proposed Award, the total number of Shares covered by (i) outstanding Awards under the Plan and (ii) outstanding stock options and awards under all other stock-based plans of the Company (excluding the Company's broad-based Employee Stock Purchase Plan) is less than or equal to 10% of the total number of Shares issued and outstanding on the date of grant.

     The Plan does not provide the Committee or the Board of Directors with the authority to amend outstanding Award agreements to reprice previously granted Options or other Awards under the Plan.

     As is customary with plans of this type, the number and kind of Shares available under the Plan are subject to adjustment in the event of (i) certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, (ii) extraordinary dividends or distributions of property to stockholders, (iii) an exchange of Common Stock or other securities of the Company or any similar extraordinary corporate transaction, or (iv) a sale of all or substantially all of the assets of the Company. Shares relating to Options or Stock Appreciation Rights that are not exercised, Restricted Stock Awards that do not vest, Performance Share Awards that are not issued and any Award that is not exercised or that expires or is cancelled will again become available for re-grant under the Plan unless prohibited by law.

     The Company estimates that all officers of the Company will be among those eligible to receive Awards, subject to the discretion of the Committee to determine the particular individuals who, from time to time, will be selected to receive Awards. The number of key employees of the Company and its subsidiaries who will be eligible to receive Awards has not been determined at this time. Neither the specific individuals who are to receive Awards, the number of Awards that will be granted to any individual or group of individuals, nor the amounts to be payable with respect to Awards, have been determined at this time. If the Plan had been in effect in 1998, the Company does not believe that its option grants to executive officers would have been materially different from those reflected in the Option Grants in Last Fiscal Year table on page 15.

     VESTING AND AWARD PERIODS. Except as may be provided in an applicable Award agreement, no Award made under the Plan may become exercisable or may vest until at least six months after the initial Award date, and once exercisable an Award will remain exercisable until it expires or terminates. Each Award will expire on such date as is determined by the Committee, but in the case of Options, not later than ten years after the date of grant.

     TRANSFERABILITY. The Plan provides, with limited exceptions, that rights or benefits under any Award are not assignable or transferable except by will or the laws of descent and distribution, and that only the participant (the "Participant") may exercise the Award during the Participant's lifetime.

  Awards that may be Granted under the Plan.

     OPTIONS. An Option is the right to purchase Shares at a future date at a specified price (the "Option Price"). The Option Price is the closing price for a Share on the Composite Tape of the New York Stock Exchange on the date of grant, as reported by The Wall Street Journal ("Fair Market Value") on the date of grant. On March 11, 1999, the closing price for a Share on the Composite Tape of the New York Stock Exchange was $16.56.

     An Option may either be an Incentive Stock Option under the Code or a Nonqualified Stock Option. An Incentive Stock Option may not be granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company and its subsidiaries unless the Option Price is at least 110% of the Fair Market Value of the Shares covered by the Option and the Option by its terms is not exercisable until after expiration of five years from the grant date. The aggregate Fair Market Value of Shares (determined at the grant date) for which incentive stock options may be first exercisable by an option holder during any calendar year under the Plan or any other plan of the Company or its subsidiaries may not exceed $100,000.

     Full payment for Shares purchased upon the exercise of any Option must be made at the time of exercise in one or a combination of the following methods:
(i) cash, check or electronic funds transfer, (ii) in Shares already owned by the Participant, provided that if the Shares delivered were initially acquired upon exercise of a stock option, the Shares had been owned by the Participant at least six months prior to the date of delivery of the Shares, or (iii) by notice and third party payment in such manner as may be authorized by the Committee.

     STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is the right to receive payment based on the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the base price of the Stock Appreciation Right. The Committee determines the base price of each Stock Appreciation Right and such amount may be paid in cash, in Shares or a combination thereof. In its discretion the Committee may grant a Stock Appreciation Right either together with or separate from the grant of another Award. A Stock Appreciation Right that is granted with another Award is exercisable at such time, and to the extent, that the related Award is exercisable.

     RESTRICTED STOCK AWARDS. A Restricted Stock Award is an Award of a fixed number of Shares that do not vest unless and until certain restrictions or criteria are met. The restrictions or criteria may include the passage of time and/or achieving performance goals. The Committee specifies the price (but not less than the par value) that the Participant must pay for the Shares and the restrictions imposed on the Shares. The restrictions may not terminate earlier than six months after the Award Date, unless the Committee provides otherwise. Restricted Stock awarded to a Participant may not be voluntarily or involuntarily sold, assigned, transferred, pledged or encumbered during the restricted period. Stock certificates evidencing Shares of Restricted Stock ("Restricted Shares") will bear a legend referencing any applicable restrictions. Unless otherwise provided in the Award agreement, a Participant receiving a Restricted Stock Award is entitled to receive any dividends and exercise voting rights for the Shares covered by the Award even though they are not vested. The Committee will specify in each Award agreement the extent to which cash paid or received in connection with a Restricted Stock Award must be returned as to any Restricted Shares that do not vest.

     PERFORMANCE SHARE AWARDS AND SPECIAL PERFORMANCE-BASED AWARDS. The Committee may, in its discretion, grant one or more Performance Share Awards to any Participant based upon such factors as the Committee deems relevant in light of the specific type and terms of the Award. The number of Shares that may be deliverable pursuant to such an Award is based upon the degree of attainment over a specified period of such measure(s) of performance of the Company (or any part of the Company) or the Participant as may be established by the Committee, including continued employment for a period of time. The Award agreement will specify the maximum number of Shares subject to the Performance Share Award, the consideration (but not less than the par value) to be paid for any Shares issued, the duration of the Award and the conditions upon which delivery of any Shares to the Participant will be based.

     In addition to the Performance Share Awards described above, the Plan permits the Committee to grant certain other types of Awards ("Special Performance-Based Awards") that are intended to qualify as "performance-based compensation" under Section 162(m) of the Code. Under Section 162(m), the Company may not deduct in any year certain compensation in excess of $1,000,000 paid to the Chief Executive Officer or any one of the four other most highly compensated executive officers of the Company ("Executive Officers") unless, among other things, this compensation qualifies as performance-based compensation under Section 162(m) and the material terms of the plan for such compensation are approved by stockholders. Consistent with the preceding sentence, if the Plan is not approved by stockholders, the Plan and Awards issuable under the Plan will not be implemented.

     Options and Stock Appreciation Rights granted under the Plan at a Fair Market Value Option Price are intended to qualify as performance-based compensation. In addition, other share-based Awards (such as

Restricted Stock or Performance Share Awards) may be granted under the Plan and in certain cases are intended to qualify as performance-based compensation under
Section 162(m). With reference to the Special Performance-Based Awards, the material terms of the Plan include the eligible class of Participants, the performance goal or goals and the maximum number of Shares deliverable thereunder to any Participant.

     Only Executive Officers are eligible to receive Special Performance-Based Awards. Special Performance-Based Awards granted to Executive Officers may be granted under the Plan only in accordance with the requirements of Section 162(m), as generally set forth below.

     Vesting of the Special Performance-Based Awards will depend on the performance of the Company on a consolidated, segment, subsidiary, division or unit basis with reference to revenues, net earnings, cash flow, return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof. The Plan requires that the Committee set the performance goals with respect to a Special Performance-Based Award in advance of applicable deadlines under the Code and while the performance relating to such goals remains substantially uncertain. The applicable performance measurement period may not be less than one year nor more than ten years. The Committee may make adjustments to the performance targets in order to mitigate the impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set.

     Before any Special Performance-Based Award is paid, the Committee must certify that the material terms of the Special Performance-Based Award (including the performance targets) were satisfied. In lieu of Shares, the Committee may require or allow a portion of the Award to be paid in the form of Restricted Stock or an Option.

     The maximum number of Shares that are covered by all Special
Performance-Based Awards granted to any Executive Officer during any calendar year must not exceed 100,000 Shares.

     TERMINATION OF EMPLOYMENT. In general, Options, Stock Appreciation Rights, Restricted Stock and Performance Share Awards terminate upon a Participant's termination of employment to the extent they have not vested by that date. If a Participant's employment with the Company terminates due to death or total disability, the Participant or his or her personal representative or beneficiary generally will have 12 months after the termination date within which to exercise any Option or Stock Appreciation Right to the extent it was exercisable on the termination date. If a Participant's employment with the Company terminates for any reason other than death or disability, the Participant generally will have 90 days after the termination date within which to exercise any Option or Stock Appreciation Right to the extent it was exercisable on the termination date. Notwithstanding the foregoing, if a Participant's employment terminates for any reason, the Committee will have discretion to increase the portion of the Award available to the Participant or to his personal representative or beneficiary up to the total amount of the Award, or to extend the exercise period. In no case, however, will the exercise period extend beyond the original expiration date of the Option or Stock Appreciation Right.

     ACCELERATION OF AWARDS. Upon the happening of certain "Change in Control Events" (as defined in the Plan) with respect to the Company, each Option and Stock Appreciation Right will become immediately exercisable, each Restricted Stock Award will immediately vest free of restrictions and each Performance Share Award or Special Performance-Based Award will immediately become payable, except that Awards that have been held less than six months prior to the occurrence of the Change in Control Event will not be accelerated. Such acceleration will occur automatically unless the Board of Directors determines otherwise prior to the event. If the Board of Directors of the Company so elects upon the occurrence of a Change in Control Event, the Company will cancel each eligible Option and eligible Stock Appreciation Right and pay the holder cash in an amount per Share equal to the difference between the Option Price or base price of the Stock Appreciation Right, and the Fair Market Value of a Share on the date of the Change in Control Event.

     TERMINATION OF OR CHANGES TO THE PLAN. No Award may be granted under the Plan after April 27, 2009. Termination of the Plan generally will not affect the rights of Participants who hold Awards granted prior to the termination date. The Committee may, without the consent of the Participant, amend the terms and conditions of the Awards so long as the amendment does not affect the Participant in any materially adverse manner. The Board may, without stockholder approval, terminate, suspend or amend the Plan at any time. Amendments made without stockholder approval could increase the costs to the Company under the Plan, although the amount of the increased costs cannot be determined at this time. Stockholder approval of an amendment to the Plan will be necessary to the extent required by law or applicable regulations.

  Federal Income Tax Consequences of Awards under the Plan

     The following discussion summarizes the federal income tax consequences of the Plan under current federal law, which is subject to change. State and local tax consequences are beyond the scope of this summary.

     NONQUALIFIED STOCK OPTIONS. No taxable income will be realized by a Participant upon the grant of a Nonqualified Stock Option under the Plan at an Option Price that is equal to the Fair Market Value of the Shares at the time of grant. When a Participant exercises a Nonqualified Stock Option, however, he or she will generally recognize ordinary income equal to the difference between the Option Price and the Fair Market Value of the Shares at the time of exercise. The Company is generally entitled to a corresponding deduction at the same time and in the same amounts as the income recognized by the Participant. Upon a subsequent disposition of the Shares, the Participant will realize short-term or long-term capital gain or loss, depending on how long the Shares were held. The Company will not be entitled to any further deduction at that time.

     INCENTIVE STOCK OPTIONS. A Participant who receives an Incentive Stock Option under the Plan does not recognize taxable income either on the date of its grant or on the date of its exercise, provided that, in general, the exercise occurs during employment or within three months after termination of employment. However, any appreciation in value of the Common Stock after the date of the grant will be includable in the Participant's federal alternative minimum taxable income at the time of exercise in determining liability for the alternative minimum tax. If Common Stock acquired pursuant to the exercise of an Incentive Stock Option is not sold or otherwise disposed of within two years from the date of grant of the Option nor within one year after the date of exercise, any gain or loss resulting from disposition of the Common Stock will be treated as long-term capital gain or loss. If stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of such holding periods (a "Disqualifying Disposition"), the Participant will generally recognize ordinary income at the time of such Disqualifying Disposition equal to the difference between the Option Price and the Fair Market Value of the Common Stock on the date the Incentive Stock Option is exercised or, if less, the excess of the amount realized on the Disqualifying Disposition over the Option Price. Any remaining gain or net loss is treated as a short-term or long-term capital gain or loss, depending upon how long the Common Stock is held. Unlike the case in which a Nonqualified Stock Option is exercised, the Company is not entitled to a tax deduction upon either the grant or exercise of an Incentive Stock Option or upon disposition of the Common Stock acquired pursuant to such exercise, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition.

     STOCK APPRECIATION RIGHTS. A Participant who receives a Stock Appreciation Right is not taxed upon the grant of the Stock Appreciation Right. Likewise, the Company will not be entitled to a deduction for the grant of a Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right, the Participant generally will be taxed at ordinary income tax rates on the amount of cash received and the Fair Market Value of any Common Stock received. The amount of ordinary income recognized by the Participant is deductible by the Company in the year that the income is recognized.

     RESTRICTED STOCK AWARDS. In general, the Participant does not recognize income upon the grant of a Restricted Stock Award because it is subject to a substantial risk of forfeiture. Unless the Participant makes an election described below, the Participant will recognize ordinary income when the restrictions lapse equal to the difference between the Fair Market Value of the Restricted Stock at that time and the amount that the Participant paid for the Restricted Stock. The Company may deduct an amount equal to the income recognized by the Participant at the time the Participant recognizes the income.

     The Participant may elect, within 30 days after the date of receipt of the Award, to recognize ordinary income arising from the Award as of the Award Date. If such election is made, the Participant will recognize ordinary income in an amount equal to the difference between the Fair Market Value of the stock at the time of grant and the amount paid. The Company may deduct a corresponding amount. No further income or loss is recognized at the time such stock vests.

     The tax treatment upon disposition of Restricted Stock will depend upon whether the Participant made an election to include the value of the stock in income when awarded. If the Participant made such an election, any disposition after the restrictions lapse will result in a long-term or short-term capital gain or loss depending upon the period the Restricted Stock is held. If, however, such election is made and for any reason the individual forfeits the Restricted Stock prior to the lapse of the restrictions, the individual will not be entitled to a deduction. If an election is not made, disposition after the lapse of restrictions will result in short-term or long-term capital gain or loss (depending on the period of time the stock is held after the restrictions lapse) equal to the difference between the amount received on disposition and the greater of the amount paid for the stock by the Participant or its Fair Market Value at the date the restrictions lapsed.

     PERFORMANCE SHARE AWARDS. A Participant who receives a Performance Share Award will generally not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a Performance Share Award is paid, the Participant will have ordinary income, and the Company will have a corresponding deduction. The measure of such income and deduction will be the difference between the Fair Market Value of the Shares at the time they are issued and the amount paid by the Participant for such Shares.

     SPECIAL RULES GOVERNING PERSONS SUBJECT TO SECTION 16(B). Under the federal tax law, special rules may apply to Participants who are subject to the restrictions on resale of the Company's Common Stock under Section 16(b) of the Exchange Act. These rules, which effectively take into account the Section 16(b) restrictions, apply in limited circumstances and may impact the timing and/or amount of income recognized by these persons with respect to certain stock-based Awards under the Plan.

     ACCELERATED PAYMENTS. If, as a result of a Change in Control of the Company, a Participant's Options or Stock Appreciation Rights become immediately exercisable, or if restrictions immediately lapse on Restricted Stock, or if Shares covered by a Performance Share Award are immediately issued, the additional economic value, if any, attributable to the acceleration may be deemed a "parachute payment." The additional value will generally be deemed a parachute payment if such value, when combined with the value of other payments that are deemed to result from the Change in Control, equals or exceeds a threshold amount equal to 300% of the Participant's average annual taxable compensation over the five calendar years preceding the year in which the Change in Control occurs. In such case, the excess of the total parachute payments over such Participant's average annual taxable compensation will be subject to a 20% non-deductible excise tax in addition to any income tax payable. The Company will not be entitled to a deduction for that portion of any parachute payment that is subject to the excise tax.

     SECTION 162(m) LIMITS. Notwithstanding the foregoing discussion of the deductibility of compensation under the Plan by the Company, Section 162(m) of the Code would render non-deductible to the Company certain compensation to Executive Officers in excess of $1,000,000 in any year unless such excess compensation is "performance-based" (as defined in the Code) or is otherwise exempt from these limits on deductibility. The applicable conditions of an exemption for performance-based compensation plans include, among others, a requirement that the stockholders approve the material terms of the plans. Options, Stock Appreciation Rights and certain (but not all) other types of Awards that may be granted to Executive Officers as contemplated by the Plan are intended to qualify for the exemption for performance-based compensation under
Section 162(m). No assurances can be given that the compensation paid under the Plan to any Executive Officer will in fact be deductible.

VOTE REQUIRED FOR APPROVAL OF THE PLAN

     Approval of the Plan requires the affirmative vote of the holders of a majority of the Common Stock present, or represented, and entitled to vote at the Annual Meeting assuming the presence of a quorum. Each share of Common Stock is entitled to one vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE PLAN.

OTHER MATTERS

     We do not know of any other matters to be presented at the Annual Meeting of Stockholders. If any other matters requiring a stockholder vote properly arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote on those matters according to their best judgment.

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The Company's Board of Directors currently consists of seven directors. In addition, there is one vacancy on the Board resulting from Wesley E. Bellwood's resignation as a director in January 1999. The Board is divided into three classes. Two of the classes have three directors and the other class has two directors. Only one class is elected each year.

     The following information about each nominee was furnished by the nominee.

                     NOMINEES FOR ELECTION AS DIRECTORS TO
                             SERVE THREE-YEAR TERMS

                                  PRINCIPAL BUSINESS EXPERIENCE DURING PAST          DIRECTOR
       NAME          AGE         FIVE YEARS AND CERTAIN OTHER DIRECTORSHIPS           SINCE
       ----          ---         ------------------------------------------          --------
Barton Beek........  75     Of Counsel, O'Melveny & Myers LLP (February 1994 -         1993
                            present) (law firm); Partner, O'Melveny & Myers LLP
                            (1962 - January 1994); a director of JMC Group, Inc.;
                            a Director and member of the Compensation Committee
                            and Nominating Committee.

James Carroll......  69     Chairman and Chief Executive Officer (December 1996 -      1988
                            present); President and Chief Executive Officer of
                            the Company (1988 - December 1996); a Director,
                            Chairman of the Executive Committee and Chairman of
                            the Nominating Committee.

     Set forth below is information concerning each of the other five directors of the Company whose three-year terms of office will continue after the 1999 Annual Meeting of Stockholders.

                    DIRECTORS WHOSE TERMS EXPIRE IN MAY 2000

                                  PRINCIPAL BUSINESS EXPERIENCE DURING PAST          DIRECTOR
       NAME          AGE         FIVE YEARS AND CERTAIN OTHER DIRECTORSHIPS           SINCE
       ----          ---         ------------------------------------------          --------
Donald C.
  Trauscht.........  65     Chairman, BW Capital Corporation (1996-present)            1998
                            (private investment company); Chairman, Borg Warner
                            Security Corporation (1995) (physical and electronic
                            security services); Chairman and Chief Executive
                            Officer, Borg-Warner Corporation (1991 - 1994)
                            (diversified manufacturing and service company);
                            director of Blue Bird Corporation, Borg Warner
                            Security Corporation, Cordant Technologies Inc. and
                            Esco Electronics Corporation; a Director and member
                            of the Audit Committee, Compensation Committee and
                            Stock Awards Committee.

James D. Woods.....  67     Chairman Emeritus and Consultant for Baker Hughes          1990
                            Incorporated (1997 - present) (oil field services and
                            process technologies); Chairman of the Board and
                            Chief Executive Officer of Baker Hughes Incorporated
                            (1987 - 1996); director of The Kroger Co., Varco
                            International, Inc., Howmet International, Inc. and
                            OMI Corporation; a Director, Chairman of the
                            Compensation Committee, Chairman of the Stock Awards
                            Committee and a member of the Nominating Committee.

                    DIRECTORS WHOSE TERMS EXPIRE IN MAY 2001

                                  PRINCIPAL BUSINESS EXPERIENCE DURING PAST          DIRECTOR
       NAME          AGE         FIVE YEARS AND CERTAIN OTHER DIRECTORSHIPS           SINCE
       ----          ---         ------------------------------------------          --------
Bryan L.
  Herrmann.........  63     Chairman, Base Camp 9 Corp. (1990 - present)               1975
                            (recreational equipment); General Partner, MOKG 1984
                            Investment Partners Ltd. (1984 - 1996) (investment
                            banking); Chairman and Chief Executive Officer,
                            Spaulding Composites Company (1992 - 1994)
                            (industrial composite materials); Trustee of Insignia
                            Properties Trust; a Director and member of the Audit
                            Committee and Executive Committee.

Robert H. Hood, Jr.  66     President, Douglas Aircraft Company (1989 - 1996)          1993
                            (aircraft manufacturing); President, McDonnell
                            Douglas Missile Systems, Inc. (1988 - 1989) (defense
                            contractor); a Director and member of the
                            Compensation Committee and Stock Awards Committee.

Richard L.
    Nelson.......... 69     Independent business consultant (1983 - present);          1994
                            Partner, Ernst & Young LLP (1969 - 1983); a Director
                            and Chairman of the Audit Committee and member of the
                            Executive Committee.

COMMITTEES OF THE BOARD

     The Board of Directors maintains the five committees listed below. The Board normally designates committee members at the annual organizational meeting of the Board following the Annual Meeting of Stockholders. The committees on which each director currently serves are listed in his biographical information above.

     AUDIT COMMITTEE -- The Audit Committee has responsibility for consulting with the Company's officers regarding the appointment of independent public accountants as the Company's auditors, discussing the scope of the auditors' examination and reviewing the Company's annual financial statements and accounting policies. The Audit Committee met twice during 1998.

     COMPENSATION COMMITTEE -- The Compensation Committee is responsible for recommending the cash compensation of the Company's officers, recommending and administering the Company's annual Corporate Management Incentive Plan, recommending retirement compensation for the Company's officers and employees and considering management succession issues. The Compensation Committee met three times during 1998.

     STOCK AWARDS COMMITTEE -- The Stock Awards Committee is a subcommittee of the Compensation Committee. The Stock Awards Committee must consist entirely of directors who are both "non-employee directors" under applicable federal securities laws and "outside directors" under applicable tax laws. The Stock Awards Committee is authorized to grant stock options, stock appreciation rights, restricted stock awards and performance share awards to eligible employees of the Company. The Stock Awards Committee met twice during 1998.

     EXECUTIVE COMMITTEE -- The Executive Committee has all the power and authority of the Board of Directors, except the power and authority to:

          (i) Amend the Company's Certificate of Incorporation or Bylaws;

          (ii) Adopt an agreement of merger or consolidation or recommend to stockholders the sale, lease or exchange of all or substantially all of the Company's property and assets;

          (iii) Recommend to stockholders a dissolution of the Company or a revocation of the dissolution; and

          (iv) Declare a dividend or authorize the issuance of stock of the Company unless expressly authorized by a resolution of the Board of Directors.

     The Executive Committee did not meet during 1998.

     NOMINATING COMMITTEE -- The Nominating Committee is responsible for developing and submitting to the Board (i) criteria for evaluating director nominees and existing Board members, (ii) recommendations to fill Board vacancies, and (iii) recommendations regarding Board composition, size and director tenure. The Nominating Committee's charter does not include procedures for stockholders formally to submit the names of potential nominees to the Board. The Nominating Committee met twice during 1998.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

     During 1998, the Board of Directors met four times. Each director attended at least 75% of the 1998 Board meetings, and, except for Mr. Herrmann, each director attended at least 75% of the aggregate number of 1998 meetings of the Board Committees on which he served. Mr. Herrmann was appointed to the Audit Committee in April 1998 and was unable to attend the one meeting of the Audit Committee held in 1998 after his appointment to that Committee.

COMPENSATION OF DIRECTORS

  RETAINER AND MEETING FEES

     During 1998, the Company compensated each director, except Mr. Bellwood and Mr. Carroll, for his services by payment of (i) a quarterly retainer of $4,000,
(ii) $2,000 for each Board meeting attended and (iii) $1,000 for each Audit Committee and Compensation Committee meeting attended. The Company did not pay a separate fee to Stock Awards Committee members for attending its 1998 meetings.

     In 1998, Mr. Bellwood received a monthly retainer fee of $6,333 for his continuing services as Chairman Emeritus of the Board, a fee of $2,000 for each Board meeting attended, and a fee of $1,000 for each Audit Committee meeting attended. During 1998, Mr. Bellwood was reimbursed for supplemental medical expenses of $3,827 and tax preparation charges of $2,000, and continued to participate in the Company's group health plans. Mr. Bellwood resigned as a director of the Company as of January 1999.

     The Company does not pay directors who are Company employees any fees or additional remuneration for serving as a member of the Board or any of its Committees. Therefore, Mr. Carroll did not receive any such fees or remuneration during 1998.

  NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     Directors who are not employees of the Company participate in the Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), which became effective in 1994. Upon their initial election to the Board, non-employee directors receive options to purchase 6,750 shares of Common Stock. Upon reelection to the Board, non-employee directors receive options to purchase 3,375 shares of Common Stock.

     All options under the Directors' Plan (i) are nonqualified stock options,
(ii) are granted with an exercise price equal to the closing market price on the date of grant, (iii) are granted for a period of ten years, and (iv) vest at the rate of 70% on the first anniversary date of the grant and 10% on each of the second, third and fourth anniversary dates of grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Director Barton Beek currently is of counsel to O'Melveny & Myers LLP, a law firm that the Company retained during 1998 and continues to retain in 1999 to handle various legal matters.

                               SECURITY OWNERSHIP
                                       OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table shows the beneficial ownership of stockholders whom we know to hold more than 5% of the Company's Common Stock. The table is based on information we received from those stockholders. Unless otherwise indicated, the table reflects information as of March 11, 1999.

                                                                      PERCENTAGE OF
                                                                          SHARES
              NAME AND ADDRESS                 NUMBER OF SHARES        BENEFICIALLY
            OF BENEFICIAL OWNER               BENEFICIALLY OWNED         OWNED(1)
            -------------------               ------------------    ------------------
Mario J. Gabelli............................      4,590,869(2)             24.4
One Corporate Center
Rye, New York 10580

FMR Corp....................................      2,471,225(3)             13.2
82 Devonshire Street
Boston, Massachusetts 02109

James Carroll...............................      1,230,254(4)              6.5
P.O. Box 14143
Orange, California 92863

Carl E. Wynn Foundation.....................      1,092,997                 5.8
P.O. Box 14143
Orange, California 92863

---------------
(1) When a stockholder holds options exercisable within 60 days of March 11, 1999, we treat the Common Stock covered by those options as outstanding shares when we calculate that stockholder's percentage ownership of the Company's Common Stock. However, we do not consider that Common Stock to be outstanding when we calculate the percentage ownership of any other stockholder.

(2) These shares are owned by various entities engaged primarily in providing investment advisory services for their clients. Mr. Gabelli directly or indirectly controls and acts as chief investment officer for such entities. He or they have sole voting power with respect to 4,545,339 shares, sole dispositive power with respect to 4,590,869 shares and no voting power with respect to 45,530 shares. Except for 76,500 shares owned by Gabelli Performance Partnership, 3,375 shares owned by Gabelli Asset Management International Advisory Services and 2,025 shares owned by Mr. Gabelli personally, Mr. Gabelli disclaims any economic interest in the above reported shares. The share information reflected is based on Mr. Gabelli's
    Schedule 13D dated February 5, 1999.

(3) Includes shares beneficially owned by Fidelity Management & Research Company and Fidelity Management Trust Company, each a wholly-owned subsidiary of FMR Corp. FMR has sole voting power with respect to 517,075 shares only. It has sole dispositive power with respect to 2,471,225 shares. The share information reflected is based on the Schedule 13G filed by FMR Corp. for the year ended December 31, 1998.

(4) Includes 260,500 shares purchasable within 60 days of March 11, 1999 upon the exercise of stock options. Excludes 83,334 shares owned by members of Mr. Carroll's family, as to which shares Mr. Carroll disclaims beneficial ownership.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table indicates the number of shares of Common Stock owned by the Company's directors and executive officers on March 11, 1999.

                NAME OF                    NUMBER OF SHARES       PERCENTAGE OF SHARES
           BENEFICIAL OWNER              BENEFICIALLY OWNED(1)    BENEFICIALLY OWNED(2)
           ----------------              ---------------------    ---------------------
James Carroll..........................        1,230,254(3)                6.5
Barton Beek............................           14,849(4)                  *
Bryan L. Herrmann......................           15,858(5)                  *
Robert H. Hood, Jr. ...................           15,862(6)                  *
Richard L. Nelson......................           15,861(7)                  *
Donald C. Trauscht.....................            5,725(8)                  *
James D. Woods.........................           14,511(9)                  *
John W. Huber..........................          141,878(10)                 *
Seymour A. Schlosser...................          140,226(11)                 *
Gregg M. Gibbons.......................          176,097(12)                 *
All directors and executive officers as
  a group (10 persons).................        1,771,121(13)               9.1

---------------
  *  Less than one percent.

 (1) Subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares.

 (2) When a director or executive officer holds options exercisable within 60 days of March 11, 1999, we treat the Common Stock covered by those options as outstanding shares when we calculate that director or executive officer's percentage ownership of the Company's Common Stock. However, we do not consider that Common Stock to be outstanding when we calculate the percentage ownership of any other director or executive officer.

 (3) Includes 260,500 shares purchasable within 60 days of March 11, 1999 upon the exercise of stock options. Excludes 83,334 shares owned by members of Mr. Carroll's family, as to which shares Mr. Carroll disclaims beneficial ownership.

 (4) Includes 9,787 shares purchasable within 60 days of March 11, 1999 upon the exercise of stock options.

 (5) Includes 9,087 shares purchasable within 60 days of March 11, 1999 upon the exercise of stock options.

 (6) Includes 7,762 shares purchasable within 60 days of March 11, 1999 upon the exercise of stock options.

 (7) Includes 9,111 shares purchasable within 60 days of March 11, 1999 upon the exercise of stock options.

 (8) Includes 4,725 shares purchasable within 60 days of March 11, 1999 upon the exercise of stock options.

 (9) Includes 7,761 shares purchasable within 60 days of March 11, 1999 upon the exercise of stock options.

(10) Includes 109,499 shares purchasable within 60 days of March 11, 1999 upon the exercise of stock options.

(11) Includes 105,718 shares purchasable within 60 days of March 11, 1999 upon the exercise of stock options.

(12) Includes 98,677 shares purchasable within 60 days of March 11, 1999 upon the exercise of stock options.

(13) Includes 622,627 shares purchasable within 60 days of March 11, 1999 upon the exercise of stock options.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table describes the amounts and forms of compensation the Company's four executive officers received over the preceding three fiscal years.

                                                                                   LONG TERM
                                                                                 COMPENSATION
                                                                            -----------------------
                                                                                    AWARDS
                                                                            -----------------------
                                                                            RESTRICTED   SECURITIES
                                                  ANNUAL COMPENSATION         STOCK      UNDERLYING    ALL OTHER
                                              ---------------------------    AWARD(S)     OPTIONS     COMPENSATION
     NAME AND PRINCIPAL POSITION       YEAR   SALARY ($)(A)   BONUS($)(A)      ($)          (#)          ($)(B)
     ---------------------------       ----   -------------   -----------   ----------   ----------   ------------
James Carroll........................  1998     $566,500       $303,630           -0-      25,000       $  4,000
Chairman and                           1997     $515,000       $515,000           -0-         -0-       $  4,000
Chief Executive Officer (C)            1996     $515,000       $515,000      $151,825(D)      -0-       $  3,750

John W. Huber........................  1998     $365,000       $195,630           -0-      15,000       $  4,000
President and Chief                    1997     $326,000       $326,000           -0-         -0-       $148,377(F)
Operating Officer (E)                  1996     $226,000       $226,000           -0-      22,500       $  3,750

Seymour A. Schlosser.................  1998     $259,600       $139,139           -0-      10,000       $  4,000
Vice President-Finance                 1997     $236,000       $236,000           -0-         -0-       $  4,000
and Chief Financial Officer            1996     $216,500       $216,500           -0-         -0-       $  3,750

Gregg M. Gibbons.....................  1998     $253,000       $135,601           -0-      10,000       $  4,000
Vice President-Corporate Affairs       1997     $230,000       $230,000           -0-         -0-       $  4,000
and General Counsel (G)                1996     $211,000       $211,000           -0-         -0-       $  3,750

---------------
(A) Amounts shown include cash compensation earned and received or deferred by executive officers. All other annual compensation did not exceed the lesser of $50,000 or 10% of the total salary and bonus reported for the named executive officer.

(B) Unless otherwise noted, this column reflects only amounts contributed to the Company's 401(k) Plan, a qualified defined contribution plan, for the accounts of the named executive officers.

(C) Prior to December 11, 1996, Mr. Carroll served as President and Chief Executive Officer of the Company.

(D) On December 11, 1996, Mr. Carroll was granted a restricted stock award of 11,250 shares at a cost to Mr. Carroll of approximately $0.01 per share. The shares vested on December 11, 1997. Regular dividends were paid on the restricted stock.

(E) Mr. Huber became President and Chief Operating Officer of the Company in December 1996. Compensation paid to Mr. Huber in 1996 in his prior capacity as President and Chief Executive Officer of the Company's subsidiary, Wynn's-Precision, Inc., is included on the table for informational purposes.

(F) The Company reimbursed Mr. Huber for moving expenses in the amount of $144,377 to relocate to Southern California.

(G) Prior to December 31, 1997, Mr. Gibbons also served as the Company's Secretary.

OPTION GRANTS IN LAST FISCAL YEAR

                                                  INDIVIDUAL GRANTS
                                -----------------------------------------------------    POTENTIAL REALIZABLE
                                  NUMBER OF       PERCENT                                  VALUE AT ASSUMED
                                 SECURITIES       OF TOTAL                               ANNUAL RATES OF STOCK
                                 UNDERLYING       OPTIONS      EXERCISE                 PRICE APPRECIATION FOR
                                   OPTIONS       GRANTED TO     OR BASE                       OPTION TERM
                                   GRANTED      EMPLOYEES IN     PRICE     EXPIRATION   -----------------------
             NAME               (#)(A, B, C)    FISCAL YEAR    ($/SH)(D)      DATE        5% ($)      10% ($)
             ----               -------------   ------------   ---------   ----------   ----------   ----------
James Carroll.................     25,000           16.0%       $22.31      2/10/08      $350,766     $888,910
John W. Huber.................     15,000            9.6%       $22.31      2/10/08      $210,460     $533,346
Seymour A. Schlosser..........     10,000            6.4%       $22.31      2/10/08      $140,306     $355,564
Gregg M. Gibbons..............     10,000            6.4%       $22.31      2/10/08      $140,306     $355,564

---------------
(A) No stock appreciation rights have been granted or are presently outstanding. Options granted in 1998 are exercisable starting 12 months after the grant date, with 70% of the shares covered thereby becoming exercisable at that time and with an additional 10% of the option shares becoming exercisable on each successive anniversary date, with full vesting occurring on the fourth anniversary date. Acceleration of the exercisability of the options may occur under certain circumstances, including a change in control of the Company. The options were granted with an exercise price of 100% of the fair market value of the Company's Common Stock on the date of grant. The options were granted for a term of 10 years, subject to earlier termination in case of certain events related to termination of employment.

(B) Under the terms of the Company's Stock-Based Incentive Award Plan, the Stock Awards Committee retains discretion, subject to plan limits, to modify the terms of outstanding options and to reprice the options.

(C) With the exception of the options granted to Mr. Carroll, the options were accompanied by performance share award grants. See "1998 Performance Share Activity of Executive Officers" below.

(D) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION VALUES

                                                    NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED       IN-THE-MONEY
                                                     OPTIONS AT FY-END       OPTIONS AT FY-END
                                                            (#)                    ($)(A)
                            SHARES       VALUE     ----------------------   --------------------
                          ACQUIRED ON   REALIZED        EXERCISABLE/            EXERCISABLE/
         NAME             EXERCISE(#)     ($)          UNEXERCISABLE           UNEXERCISABLE
         ----             -----------   --------   ----------------------   --------------------
James Carroll..........       -0-         -0-          243,000/25,000         $4,417,335/$0
John W. Huber..........       -0-         -0-           97,987/20,514         $1,500,544/$54,892
Seymour A. Schlosser...       -0-         -0-          125,831/11,013         $2,139,167/$16,071
Gregg M. Gibbons.......       -0-         -0-           90,665/11,013         $1,572,822/$16,071

---------------
(A) Market value of the underlying securities at year end minus the exercise price of "in-the-money" options.

PERFORMANCE SHARE AWARD ACTIVITY

  SUMMARY OF EMPLOYEE STOCK BONUS POLICY

     Since February 1994, the Company has maintained an Employee Stock Bonus Policy (the "Stock Policy") as part of the Company's existing Stock-Based Incentive Award Plan (the "Stock Plan"). Under the Stock Policy, all stock option awards granted after January 1, 1994 are accompanied by a performance share award contingent upon exercise of the associated options.

     The performance share award entitles the recipient to receive one share of Common Stock for every five shares purchased upon the exercise of the stock option if the recipient satisfies two conditions. The recipient must (i) maintain continuous record ownership of the option shares for three years after exercise and

(ii) remain continuously employed by the Company during the three-year period. During this period, the recipient does not enjoy any rights of a stockholder with respect to the performance shares.

     Upon completion of the three-year holding period and satisfaction of the continuous employment requirement, the recipient will receive the shares of Common Stock covered by the performance share award. The recipient will also receive an amount equal to the amount of dividends, without interest, that would have been paid on the Common Stock if the recipient had received the shares at the time the associated stock options were exercised.

  PRIOR PERFORMANCE SHARE AWARDS TO EXECUTIVE OFFICERS

     Messrs. Huber, Schlosser and Gibbons have received performance share awards for a total of 14,588, 9,088, and 9,088 contingent performance shares, respectively, since January 1, 1994 pursuant to the Stock Policy. Neither Mr. Huber nor Mr. Schlosser has exercised any options associated with performance share awards. In 1996, Mr. Gibbons exercised options associated with 2,306 performance shares and in 1997, Mr. Gibbons exercised options associated with 621 performance shares.

  1998 PERFORMANCE SHARE ACTIVITY OF EXECUTIVE OFFICERS

     In 1998, performance share awards were made to Messrs. Huber, Schlosser and Gibbons in the amount of 3,000, 2,000 and 2,000 contingent performance shares, respectively.

PENSION PLAN TABLE

     The following table shows estimated annual benefits payable upon retirement in specified compensation and years of service classifications to the executive officers listed in the Summary Compensation Table.

                     YEARS OF SERVICE
    BASE      ------------------------------
REMUNERATION     10         20         30
------------  --------   --------   --------
  $250,000    $ 45,000   $ 90,000   $125,000
  $350,000    $ 63,000   $126,000   $175,000
  $450,000    $ 81,000   $162,000   $225,000
  $550,000    $ 99,000   $198,000   $275,000
  $650,000    $117,000   $234,000   $325,000

     The Company's retirement benefits are based on the participant's highest base salary in his final three years of employment. Messrs. Carroll, Huber, Schlosser and Gibbons have completed 19, 13, 10 and 21 years of service, respectively, under the Company's retirement plans. The benefits shown above are the aggregate amounts provided under the Company's qualified retirement plan, the employer-provided portion of the Company's 401(k) plan and the Company's non-qualified and unfunded supplemental retirement income plan. The annual benefits shown above represent a single life annuity commencing at age 65. These amounts would be actuarially reduced if an alternate form of pension benefit were elected or for the commencement of benefits prior to age 65. The above benefits are reduced dollar-for-dollar by the officers' primary Social Security benefits.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company has entered into employment contracts with Messrs. Carroll, Huber, Schlosser and Gibbons, which expire December 31, 2001. These contracts provide for an annual salary to be fixed by the Board of Directors for 1999 and thereafter at not less than $600,000 for Mr. Carroll, $386,900 for Mr. Huber, $275,176 for Mr. Schlosser and $268,180 for Mr. Gibbons. Increases above these minimums are entirely within the Board's discretion.

     The employment contracts contain provisions designed to alleviate the executive officers' potential concerns over a possible "change in control" of the Company. For purposes of the contracts, a "change in control" will be deemed to take place if (a) any change occurs that is required to be reported under federal securities regulations; (b) any person becomes the beneficial owner of 40% or more of the Company's outstanding voting securities; or (c) at the end of any two-year period, the directors, who at the beginning of the period constituted the Board, no longer constitute a majority of the Board, unless the election of the new directors was approved by a two-thirds vote of the then directors who were in office at the beginning of the period.

     If, within the two-year period immediately following any change in control, the employment of Mr. Carroll, Mr. Huber, Mr. Schlosser or Mr. Gibbons terminates, either voluntarily or involuntarily, for any reason other than death, permanent disability or retirement at or after his normal retirement date, the Company will pay termination compensation to him equal to 2.99 times the average annual compensation, including salary and bonuses, paid to him during the five most recent calendar years, except that in the event of voluntary termination in certain cases the lump sum compensation will be equal to his highest annual compensation, including salary and bonus, for services rendered in any of the three most recent calendar years.

     The Company's Stock-Based Incentive Award Plan provides for the acceleration of the vesting of awards granted thereunder, including restricted stock awards, upon the occurrence of a "change in control" of the Company. The definition of "change in control" in the Stock-Based Incentive Award Plan is substantially the same as the definition in the employment contracts. Such acceleration will occur automatically unless the Board of Directors, prior to the occurrence of the change in control, determines otherwise.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Beek is of counsel to O'Melveny & Myers LLP, a law firm that the Company retains regularly to handle a variety of legal matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that its executive officers and directors complied with all applicable Section 16(a) filing requirements in 1998.

     THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER IT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                      REPORT OF THE COMPENSATION COMMITTEE

TO: THE BOARD OF DIRECTORS

     The Compensation Committee is responsible for evaluating the performance and determining the compensation levels of the Company's Chief Executive Officer and other executive officers. In connection therewith, the Committee recommends and administers the Company's annual Corporate Management Incentive Plan. The Committee is also responsible for recommending retirement compensation for the Company's officers and employees, and considering management succession issues. The Committee reviews with the Board in detail all aspects of compensation for the Company's executive officers.

OVERALL COMPENSATION POLICIES

     The Company believes that its financial success directly correlates with the skills and talents of its executive management. In order to recruit, retain and motivate top-performing managers, the Company must provide an outstanding executive compensation package. In structuring executive compensation, the Committee adheres to the following policies:

     - A substantial portion of each executive officer's annual compensation should be tied to the Company's overall financial performance.

     - The Committee should evaluate each officer's individual performance and the extent to which that individual performance contributed to the Company's overall performance.

     - Compensation levels should be appropriate and commensurate with compensation paid to executives in the same industry.

     - Executive officers and key employees should have a strong incentive to advance the Company's long-term strategic and financial goals, and not merely be concerned with its shorter-term financial performance.

     - Retirement benefits should provide a meaningful source of income to retired executives in order to give current executives greater incentive to provide long-term service to the Company.

     - The tax implications to the Company and its executive officers of various payments and benefits should be considered in structuring total executive compensation.

     The Committee relies principally on four forms of compensation to pursue these policies: (i) base salary, (ii) performance-based bonuses, (iii) stock options and other stock-based awards, and (iv) retirement benefits pursuant to the Company's retirement and 401(k) plans.

ANNUAL COMPENSATION

     Annual compensation for each executive officer consists mainly of base salary and a contingent bonus based upon Company and individual performance. Each year the Committee reviews the base salaries of its executive officers. In setting the base salary for an executive officer, the Committee reviews the officer's current salary and salary history, and evaluates the officer's individual performance during the year. The Committee also considers the prevailing salary rates of comparable executive officers of other companies in the same industry and the relative financial performance of the Company.

     An executive officer will receive a bonus for a given year if (i) the Company has achieved certain financial objectives for the year, and (ii) the Committee determines that the officer's individual performance contributed to the achievement of those objectives. Each year the Company establishes a Corporate Management Incentive Plan (the "Management Incentive Plan"). The Management Incentive Plan sets forth the Company's financial objectives for the coming year and establishes a formula for determining a corporate bonus pool if the Company achieves its financial objectives.

     Under the 1998 Management Incentive Plan, the bonus pool's size is based on the Company's pretax return on beginning stockholders' equity. Specifically, the pool equals 10% of the amount by which consolidated pretax earnings exceed a 23% return on beginning stockholders' equity, subject to a maximum bonus pool of $1,850,000. The 1998 performance threshold represents a significant increase over the 1997 Management Incentive Plan, which set the threshold at an 18% return on beginning stockholders' equity.

     After the total Management Incentive Plan bonus pool is calculated, the executive officers determine the amount of bonuses to be paid to the Company's other corporate management employees, based on their evaluation of each employee's individual performance. The Compensation Committee then decides how to allocate the remainder of the bonus pool to the executive officers, subject to a maximum payment of 100% of the executive officer's base salary.

     In evaluating each executive officer's performance and contribution to the Company's financial results, the Committee considers not only measurable accomplishments, but also achievements that are more difficult to quantify, such as the development and execution of key corporate strategies, the containment of costs and minimization of liabilities, and the ability to lead and motivate others. Based on these factors, the Committee arrives at an incentive compensation figure for each of the executive officers.

     Under the 1998 Management Incentive Plan, the Committee may recommend to the Board, and the Board may grant, an additional bonus for outstanding performance, even if the payment of such additional bonus award would cause the maximum bonus pool to be exceeded. However, an executive officer's total bonus may not exceed 100% of his base salary in that year.

LONG-TERM INCENTIVES

     In addition to the base salary and bonus elements of executive compensation, the Company provides long-term incentives to the executive officers of the Company. The Stock Awards Committee, which is a sub-committee of the Compensation Committee, from time to time provides long-term incentives to the executive officers and other key employees through the grant of stock options, restricted stock, performance share awards and other awards under the Company's Stock-Based Incentive Award Plan. If the stockholders approve the Company's proposed 1999 Stock Awards Plan, the Stock Awards Committee will continue to provide long-term incentives to executive officers and other key employees through the grant of stock options and other awards under that plan. The Company does not, however, offer a long-term incentive plan within the meaning of Item 402(a)(7)(iii) of Regulation S-K.

     In determining whether it should grant stock-based awards to a particular executive officer, the Stock Awards Committee considers both the Company's overall performance and the executive's contribution to that performance. The Stock Awards Committee also considers what challenges and strategic goals each officer will face in the coming years, and whether a stock-based award would provide the executive with an effective additional incentive to achieve the goals set.

CONSIDERATION OF TAX IMPLICATIONS

     As one of many factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax treatment to the Company and to its executive officers of various payments of compensation and benefits. For example, some types of compensation payments and their deductibility (e.g., the spread on exercise of nonqualified stock options) depend upon the timing of an executive's vesting or exercise of previously granted rights.

     In addition, Section 162(m) of the Internal Revenue Code affects the deductibility of executive compensation for federal income tax purposes. Section 162(m) essentially limits the Company's deduction to $1,000,000 per year for compensation (other than certain qualified performance-based compensation) paid to each of the Company's four executive officers.

     The Committee does not necessarily expect to limit executive compensation to the maximum deductible amount under Section 162(m). However, the Committee will consider various alternatives designed to preserve the deductibility of compensation payments and benefits to the extent they are consistent with its other compensation objectives. These alternatives include offering stock-based awards that are designed to meet the deductibility criteria established in the regulations under Section 162(m). In addition, the Committee may consider offering executive officers the option of deferring some of their compensation until another year.

1998 EXECUTIVE COMPENSATION

     The formula bonus pool under the 1998 Management Incentive Plan was $1,331,000. Based on the recommendation of management and the concurrence of the Committee members, the Committee recommended that only $1,000,000 be paid to all corporate personnel, including the executive officers, for services rendered in 1998. Of this amount, the executive officers decided to pay a total of $226,000 to the other corporate personnel. The remaining balance of $774,000 was then available for the Committee to pay bonuses to the executive officers.

     Based on the Company's performance in 1998, and the Committee's assessment of the contribution of each of the executive officers to this performance, the Committee awarded bonuses to each of the four executive officers equal to approximately 53.6% of his base salary.

     In 1998, each executive officer also received perquisites and other benefits incidental to his employment that, in the aggregate for each executive officer, were well below the threshold reporting requirements.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     In 1998, Mr. Carroll received a base salary of $566,500 pursuant to an employment agreement with the Company that was set to expire on December 31, 1999. Based on the strong performance of the Company under Mr. Carroll's leadership, the Committee recommended to the Board, and the Board of Directors authorized, that the Company continue to employ Mr. Carroll beyond 1999. Accordingly, in January 1999, the Company entered into a new employment agreement with Mr. Carroll that expires on December 31, 2001. The new employment agreement establishes Mr. Carroll's minimum annual base salary for 1999 at $600,000.

     In addition to his base salary for 1998, the Committee also awarded Mr. Carroll a bonus of $303,630 under the 1998 Management Incentive Plan. In determining the size of Mr. Carroll's bonus, the Committee reviewed Mr. Carroll's role in achieving the Company's 1998 financial results, which included record revenues, pretax income and income after taxes, and substantial cash generated from operations. The Committee also considered Mr. Carroll's leadership in non-financial matters, such as the development and implementation of corporate strategies, the continued refinement of an orderly succession plan and the motivation of the Company's key executives. Based on all of these factors, the Committee concluded that a bonus award equal to 53.6% of Mr. Carroll's base salary was appropriate.

     Mr. Carroll's total compensation in 1998 did not exceed the Section 162(m) $1,000,000 deductibility limit.

CONCLUSION

     The Committee has reviewed each element of compensation for each of the executive officers for 1998. In the Committee's opinion, the compensation of each executive officer is reasonable and appropriate in view of the Company's consolidated performance and the Committee's evaluation of each executive officer's contribution to that performance.

                                          COMPENSATION COMMITTEE

                                          James D. Woods
                                          Barton Beek
                                          Robert H. Hood, Jr.
                                          Donald C. Trauscht
February 10, 1999

  COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN* AMONG WYNN'S INTERNATIONAL, INC., NEW YORK STOCK EXCHANGE MARKET INDEX AND AUTOMOTIVE PARTS AND ACCESSORIES
                                  PEER GROUP**
                                      LOGO

                                                           FISCAL YEAR ENDED
                                           -------------------------------------------------
                                           1993    1994     1995     1996     1997     1998
                                           ----   ------   ------   ------   ------   ------
Wynn's International, Inc................  100    123.03   169.24   274.90   420.37   442.53
Peer Group Index.........................  100     86.30    92.14   116.12   148.25   151.27
NYSE Market Index........................  100     98.06   127.15   153.16   201.50   239.77

---------------
* $100 invested on December 31, 1993 in the Company's Common Stock and in the New York Stock Exchange Market Index and the Automotive Parts and Accessories Peer Group Index. Total return includes reinvestment of dividends, if applicable. Returns for the Company for the above period are not necessarily indicative of future performance. Dates are for the calendar years ending on December 31 of each year.

** Automotive Parts and Accessories Peer Group is comprised of 73 public companies. The Peer Group and New York Stock Exchange Market Index information was furnished by Media General Financial Services.

                              GENERAL INFORMATION

OBTAINING A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K

     Upon request, we will send you a free copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1998, which we filed with the Securities and Exchange Commission. If you would like a copy, please write to the Company's Secretary, Wendy K. K. Nishikawa, at Wynn's International, Inc., 500 North State College Boulevard, Suite 700, Orange, California 92868.

DEADLINE FOR STOCKHOLDER PROPOSALS

     If you wish to present a proposal at the Company's 2000 Annual Meeting, we must receive it by November 27, 1999 in order to consider it for inclusion in the 2000 Proxy Statement.

                                   EXHIBIT A

                           WYNN'S INTERNATIONAL, INC.

                             1999 STOCK AWARDS PLAN

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
 1.    THE PLAN...........................................................   A-1
       1.1    Purpose.....................................................   A-1
       1.2    Administration and Authorization; Power and Procedure.......   A-1
       1.3    Participation...............................................   A-2
       1.4    Shares Available for Awards; Share Limits...................   A-2
       1.5    Grant of Awards.............................................   A-2
       1.6    Award Period................................................   A-3
       1.7    Limitations on Exercise and Vesting of Awards...............   A-3
       1.8    No Transferability; Limited Exceptions to Transfer
              Restrictions................................................   A-3
 2.    OPTIONS............................................................   A-3
       2.1    Grants......................................................   A-3
       2.2    Option Price................................................   A-4
       2.3    Limitations on Grant and Terms of Incentive Stock Options...   A-4
       2.4    Limits on 10% Holders.......................................   A-4
 3.    STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK
       APPRECIATION RIGHTS)...............................................   A-4
       3.1    Grants......................................................   A-4
       3.2    Exercise of Stock Appreciation Rights.......................   A-5
       3.3    Payment.....................................................   A-5
       3.4    Limited Stock Appreciation Rights...........................   A-5
 4.    RESTRICTED STOCK AWARDS............................................   A-5
       4.1    Grants......................................................   A-5
       4.2    Restrictions................................................   A-6
       4.3    Return to the Corporation...................................   A-6
 5.    PERFORMANCE SHARE AWARDS AND SPECIAL PERFORMANCE-BASED AWARDS......   A-6
       5.1    Grants of Performance Share Awards..........................   A-6
       5.2    Special Performance-Based Awards............................   A-6
 6.    OTHER PROVISIONS...................................................   A-7
       6.1    Termination of Employment; Rights of Eligible Employees,
              Participants and Beneficiaries..............................   A-7
       6.2    Adjustments; Acceleration...................................   A-8
       6.3    Compliance with Laws........................................  A-10
       6.4    Tax Matters.................................................  A-10
       6.5    Plan Amendment, Termination and Suspension..................  A-11
       6.6    Privileges of Stock Ownership...............................  A-11
       6.7    Effective Date of the Plan..................................  A-11
       6.8    Term of the Plan............................................  A-11
       6.9    Governing Law/Construction/Severability.....................  A-11

                                                                            PAGE
                                                                            ----
       6.10   Captions....................................................  A-12
       6.11   Effect of Change of Subsidiary Status.......................  A-12
       6.12   Stock-Based Awards in Substitution for Stock Options or
              Awards Granted by Another Corporation.......................  A-12
       6.13   Non-Exclusivity of Plan.....................................  A-12
       6.14   No Corporate Action Restriction.............................  A-12
       6.15   Other Company Benefit and Compensation Programs.............  A-13
       6.16   Deferred Payments...........................................  A-13
 7.    DEFINITIONS........................................................  A-13
       7.1    Definitions.................................................  A-13

                           WYNN'S INTERNATIONAL, INC.

1. THE PLAN

     1.1 PURPOSE

     The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company. "Corporation" means Wynn's International, Inc. and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 7.

     1.2 ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.

          (a) COMMITTEE. The Committee shall administer this Plan and shall authorize all Awards to Eligible Employees. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

          (b) PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan, the Committee shall have the authority to:

             (i) Determine eligibility and, from among those persons determined to be eligible, the particular Eligible Employees who will receive an Award;

             (ii) Grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

             (iii) Approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

             (iv) Construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

             (v) Cancel, modify or waive the Corporation's rights with respect to, or modify, discontinue, suspend or terminate, any or all outstanding Awards held by Eligible Employees, subject to any required approval under Section 6.5;

             (vi) Accelerate, or extend the exercisability or term of, any or all outstanding Awards within the maximum ten (10) year term of Awards under Section 1.6; and

             (vii) Make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

          (c) BINDING DETERMINATIONS/LIABILITY LIMITATION. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

          (d) RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

          (e) DELEGATION. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

     1.3 PARTICIPATION.

     Awards may be granted by the Committee only to those persons whom the Committee determines to be Eligible Employees. An Eligible Employee who previously has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

     1.4 SHARES AVAILABLE FOR AWARDS; SHARE LIMITS.

          (a) SHARES AVAILABLE. Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares (collectively, "Shares"). Shares may be delivered for any lawful consideration.

          (b) SHARE LIMITS. The maximum number of Shares that may be delivered pursuant to Awards granted to Eligible Employees under this Plan shall not exceed 1,500,000 Shares (the "Share Limit"). The maximum number of Shares that may be delivered pursuant to Options qualified as Incentive Stock Options granted under this Plan is 1,500,000 Shares. The maximum number of Shares that may be delivered as Restricted Stock (other than Restricted Stock granted as a Special Performance-Based Award pursuant to Section 5.2) granted under this Plan is 500,000 Shares. The maximum number of Shares subject to those Options and Stock Appreciation Rights that may be granted during any calendar year to any individual shall be limited to 100,000 and the maximum individual limit on the number of Shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan shall be 100,000. Each of the five foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 6.2.

          (c) LIMITATIONS ON GRANTS; REISSUE OF UNVESTED AWARDS. No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of Shares issuable at any time pursuant to such Award, plus
     (ii) the number of Shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired Shares available for reissue consistent with any applicable legal limitations, plus (iii) the maximum number of Shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. In addition, no Award may be granted under this Plan unless, after giving effect to such Award, the total number of Shares subject to outstanding Awards under this Plan and subject to outstanding stock options or other awards under all other stock-based plans of the Corporation (other than the Corporation's Employee Stock Purchase Plan) constitutes 10% or less of the total number of Shares issued and outstanding as of the date of grant. Shares that are subject to or underlie Awards that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired Shares, shall again, except to the extent prohibited by law, be available for subsequent Awards under this Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this
     Section 1.4.

     1.5 GRANT OF AWARDS.

     Subject to the express provisions of this Plan, the Committee shall determine the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals or performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility, continued employment for a specified period or other factors) that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and the Participant. Neither the Committee nor the Board shall amend any outstanding Award Agreement to reprice a previously granted Option or other Award.

     1.6 AWARD PERIOD.

     Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire Common Stock not later than ten (10) years after the Award Date.

     1.7 LIMITATIONS ON EXERCISE AND VESTING OF AWARDS.

          (a) PROVISIONS FOR EXERCISE. Unless the Committee otherwise expressly provides, no Award shall be exercisable or shall vest until at least six
     (6) months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

          (b) PROCEDURE. Any exercisable Award shall be deemed to be exercised when the Secretary or other designated officer of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2 and satisfaction of the tax withholding requirements of Section 6.4.

          (c) FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests shall be disregarded. No fewer than ten (10) shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

     1.8 NO TRANSFERABILITY; LIMITED EXCEPTIONS TO TRANSFER RESTRICTIONS.

          (a) LIMIT ON EXERCISE AND TRANSFER. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Awards shall be exercised only by the Participant; and (iii) amounts payable or Shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

          (b) EXCEPTIONS TO LIMITS ON TRANSFER. The exercise and transfer restrictions in Section 1.8(a) shall not apply to:

             (i) Transfers to the Corporation;

             (ii) The designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's Beneficiary, or, in the absence of a validly designated Beneficiary, transfers by will or the laws of descent and distribution;

             (iii) If the Participant has suffered a Total Disability, permitted transfers or exercises on behalf of the Participant by his or her Personal Representative; or

             (iv) The authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

2. OPTIONS.

     2.1 GRANTS.

     One or more Options may be granted under this Article 2 to any Eligible Employee. Each Option granted shall be designated in the applicable Award Agreement by the Committee as either an Incentive Stock Option, subject to Sections 2.3 and 2.4, or a Nonqualified Stock Option.

     2.2 OPTION PRICE.

          (a) PRICING LIMITS. The purchase price per Share of Common Stock covered by each Option shall be determined by the Committee at the time of the Award, but shall not be less than 100% (110% in the case of a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant and in addition shall not be less than the par value thereof.

          (b) PAYMENT PROVISIONS. The purchase price of any Shares purchased on exercise of an Option granted under this Article 2 shall be paid in full at the time of each purchase in one or a combination of the following methods:
     (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) by notice and third party payment in such manner as may be authorized by the Committee; or (iv) by the delivery of Shares already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such Shares, and provided, further, that any Shares delivered that were initially acquired upon exercise of a stock option must have been owned by the Participant at least six (6) months as of the date of delivery. Shares used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the trading day immediately preceding the date of exercise.

     2.3 LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

          (a) $100,000 LIMIT. To the extent that the aggregate "Fair Market Value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares are to be treated as Shares acquired pursuant to the exercise of an Incentive Stock Option.

          (b) OPTION PERIOD. Each Option and all rights thereunder shall expire no later than ten (10) years after the Award Date.

          (c) OTHER CODE LIMITS. Incentive Stock Options may only be granted to Eligible Employees who satisfy the other eligibility requirements of the Code. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

     2.4 LIMITS ON 10% HOLDERS.

     No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted.

3. STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION RIGHTS).

     3.1 GRANTS.

     In its discretion, the Committee may grant to any Eligible Employee Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

     3.2 EXERCISE OF STOCK APPRECIATION RIGHTS.

          (A) EXERCISABILITY. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable.

          (B) EFFECT ON AVAILABLE SHARES. To the extent that a Stock Appreciation Right is exercised, the number of underlying Shares theretofore subject to a related Award shall be charged against the maximum number of Shares that may be delivered pursuant to Awards under this Plan. The number of Shares subject to the Stock Appreciation Right and the related Award of the Participant shall be reduced by the number of underlying Shares as to which the exercise related, unless the Award Agreement otherwise provides.

          (C) STAND-ALONE STOCK APPRECIATION RIGHTS. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement, but in no event earlier than six (6) months after the Award Date, except in the case of death or Total Disability.

     3.3 PAYMENT.

          (A) AMOUNT. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying:

             (i) The difference obtained by subtracting the exercise price per Share under the related Award (if applicable) or the initial Share value specified in the Award from the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right, by

             (ii) The number of Shares with respect to which the Stock Appreciation Right shall have been exercised.

          (B) FORM OF PAYMENT. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in Shares (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such Shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or Shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose.

     3.4 LIMITED STOCK APPRECIATION RIGHTS.

     The Committee may grant to any Eligible Employee Stock Appreciation Rights exercisable only upon or in respect of a Change in Control Event or any other specified event ("Limited SARs"), and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other Stock Appreciation Rights or other Awards (or any combination thereof), and may be payable in cash or Shares based on the spread between the exercise price per Share under the related Award (if applicable) or the initial Share value specified in the Limited SAR and a price based upon the Fair Market Value of the Common Stock during a specified period or at a specified time within a specified period before, after or including the date of such event.

4. RESTRICTED STOCK AWARDS.

     4.1 GRANTS.

     The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of Shares to be issued to the Participant, the date of such issuance, the consideration for such Shares to be paid by the Participant (which consideration shall be an amount that is not less than the par value of the Shares), the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the Shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such Shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six (6) months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing Restricted Shares shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such Shares shall have lapsed and the Shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

     4.2 RESTRICTIONS.

          (a) PRE-VESTING RESTRAINTS. Except as provided in Sections 4.1 and 1.8, Restricted Shares may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such Shares have lapsed and the Shares have become vested.

          (b) DIVIDEND AND VOTING RIGHTS. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to dividend and voting rights for all Shares issued even though they are not vested, provided that such rights shall terminate immediately as to any Restricted Shares that cease to be eligible for vesting.

          (c) CASH PAYMENTS. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without interest) as to any Restricted Shares that cease to be eligible for vesting.

     4.3 RETURN TO THE CORPORATION.

     Unless the Committee otherwise expressly provides, Restricted Shares that remain subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.

5. PERFORMANCE SHARE AWARDS AND SPECIAL PERFORMANCE-BASED AWARDS.

     5.1 GRANTS OF PERFORMANCE SHARE AWARDS.

     The Committee may, in its discretion, grant Performance Share Awards to Eligible Employees based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the Award. The Award Agreement shall specify the maximum number of Shares subject to the Performance Share Award, the consideration to be paid for any such Shares as may be issuable to the Participant (which consideration shall be an amount that is not less than the par value of the Shares), the duration of the Award and the conditions upon which delivery of any Shares to the Participant shall be based, which delivery shall not be earlier than six (6) months after the Award Date. The number of Shares that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period of not more than ten (10) years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant or such other criteria (including continued employment or the passage of time) as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, retirement or Total Disability, a Change in Control Event or in such other circumstances as the Committee (consistent with Section 6.9(c)(ii), if applicable) may determine.

     5.2 SPECIAL PERFORMANCE-BASED SHARE AWARDS.

     Without limiting the generality of the foregoing, and in addition to other Awards granted under other provisions of this Article 5, other performance-based awards within the meaning of Section 162(m) of the

Code ("Special Performance-Based Awards"), may be granted under this Plan, whether in the form of restricted stock, performance stock, phantom stock or other rights, the vesting of which depends on the performance of the Company on a consolidated, segment, subsidiary, division or unit basis with reference to revenues, net earnings (before or after taxes or before or after taxes, interest, depreciation and/or amortization), cash flow, return on equity or on assets or on net investment, or cost containment or reduction, or any combination thereof (the business criteria) relative to pre-established performance goals. The applicable business criteria and the specific performance goals must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to such goals remains substantially uncertain. The applicable performance measurement period may be neither less than one (1) nor more than ten (10) years. Performance targets may be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set. Other types of performance and non-performance awards may also be granted under the other provisions of this Plan.

          (a) ELIGIBLE CLASS. The eligible class of persons for Awards under this Section 5.2 shall be executive officers of the Corporation.

          (b) MAXIMUM AWARD. In no event shall grants in any calendar year to a Participant under this Section 5.2 relate to more than 100,000 shares.

          (c) COMMITTEE CERTIFICATION. Before any Special Performance-Based Award is paid, the Committee shall certify that the material terms of the Special Performance-Based Award were satisfied.

          (d) TERMS AND CONDITIONS OF AWARDS. The Committee shall have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2 (including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise).

          (e) STOCK PAY-OUT FEATURES. Special Performance-Based Share Awards shall be paid in Shares, provided that the Committee may require or allow a portion of the Award to be paid in the form of Restricted Shares or an Option.

6. OTHER PROVISIONS.

     6.1 TERMINATION OF EMPLOYMENT; RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS AND BENEFICIARIES.

          (a) EFFECTS OF TERMINATION OF EMPLOYMENT.

             (i) OPTIONS -- TERMINATION FOR OTHER THAN DEATH OR TOTAL DISABILITY. If a Participant's employment by the Company terminates for any reason other than death or Total Disability, the Participant shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, ninety (90) days from and after the Severance Date within which to exercise any Option to the extent it shall have become exercisable as of the Severance Date. To the extent an Option was not exercisable as of the Severance Date, it shall terminate.

             (ii) OPTIONS -- DEATH OR TOTAL DISABILITY. If a Participant's employment by the Company terminates as a result of death or Total Disability, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, twelve (12) months from and after the Severance Date within which to exercise any Option to the extent it shall have become exercisable as of the Severance Date. To the extent an Option was not exercisable as of the Severance Date, it shall terminate.

             (iii) CERTAIN STOCK APPRECIATION RIGHTS. A Stock Appreciation Right granted concurrently or in tandem with an Option shall have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

             (iv) OTHER AWARDS. Unless otherwise provided in the applicable Award Agreement and subject to the other provisions of this Plan, Restricted Stock Awards, Stock Appreciation Rights, Performance Share Awards and Special Performance-Based Awards, to the extent such Awards have not become vested as of the Severance Date, shall be forfeited as of the Severance Date.

             (v) COMMITTEE DISCRETION. Notwithstanding the foregoing provisions of this Section 6.1, in the event of, or in anticipation of, a termination of employment with the Company for any reason, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of
        Section 1.6, extend the exercisability period upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

          (b) EMPLOYMENT STATUS. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

          (c) NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause and with or without notice. Nothing in this Section 6.1(c), however, is intended to adversely affect any express independent right of such person under a separate employment contract other than an Award Agreement.

          (d) PLAN NOT FUNDED. Awards payable under this Plan shall be payable in Shares or from the general assets of the Corporation, and (except as provided in Section 1.4(c)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including Shares, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     6.2 ADJUSTMENTS; ACCELERATION.

          (a) ADJUSTMENTS. Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation or other reorganization; any spin-off, split-up or similar extraordinary dividend distribution ("Spin-off") in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Corporation as an entirety (an "Asset Sale"); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

             (i) In any of such events, proportionately adjust any or all of (a) the number and type of Shares (or other securities) that thereafter may be made the subject of Awards (including the specific maximums and numbers of Shares set forth elsewhere in this Plan), (b) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase or exercise price of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (e) subject to limitations under Section 6.9(c), the performance standards appropriate to any outstanding Awards, or

             (ii) In the case of a reclassification, recapitalization, merger, consolidation, combination or other reorganization, Spin-off or Asset Sale, make provision for a cash payment or for the substitution or exchange of any or all outstanding Share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding Share-based Awards, based upon the distribution or consideration payable to holders of Common Stock upon or in respect of such event.

     In each case, with respect to Awards of Incentive Stock Options, no adjustment shall be made that would cause the Plan to violate Section 422 or 424(a) of the Code or any successor provisions without the written consent of holders materially and adversely affected thereby.

     In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying Shares in the same manner as is or will be available to stockholders generally.

          (b) ACCELERATION OF AWARDS UPON CHANGE IN CONTROL. Unless prior to a Change in Control Event the Board determines that, upon its occurrence, benefits under any or all Awards shall not be accelerated or determines that only certain or limited benefits under any or all Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event:

             (i) each Option and Stock Appreciation Right shall become immediately exercisable,

             (ii) Restricted Stock shall immediately vest free of restrictions, and

             (iii) each Performance Share Award shall become payable to the Participant;

     provided, however, that Awards granted hereunder that have not been held for six (6) months or more prior to the occurrence of the Change in Control Event shall not, in any event, be so accelerated. Any discretion with respect to these events shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

     The Committee may override the limitations on acceleration in this Section 6.2(b) by express provision in the Award Agreement and may accord any Eligible Employee a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Committee to occur (subject to Section 6.2(d)) a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Committee may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to an acceleration does not occur.

          (c) CASH PAYMENT FOR ELIGIBLE OPTIONS AND ELIGIBLE SARS. The Committee shall provide written notice of the occurrence of a Change in Control Event to each holder of an Option or Stock Appreciation Right that has been held for at least six (6) months as of the date of the Change in Control Event (an "Eligible Option" and "Eligible SAR", respectively). Upon the occurrence of the Change in Control Event, if so elected by the Board, the Company shall cancel each Eligible Option and each Eligible SAR and shall pay the holder thereof an amount in cash determined by multiplying (i) the difference between the exercise price per Share of the Eligible Option or, in the case of an Eligible SAR, the exercise price per Share of the related Option or the initial Share value of the Award, and the Fair Market Value per Share on the date of the Change in Control Event, by (ii) the number of Shares subject to the Eligible Option or Eligible SAR.

          (d) POSSIBLE RECISSION OF ACCELERATION. If the vesting of an Award has been accelerated expressly in anticipation of an event or subject to stockholder approval of an event and the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

          (e) ACCELERATION UPON TERMINATION OF SERVICE IN ANTICIPATION OF, OR FOLLOWING A CHANGE IN CONTROL EVENT. Unless the Committee otherwise provides prior to a Change in Control Event, if any Participant's employment is terminated by the Company for any reason other than for cause after the announcement of but before consummation of a Change in Control Event, then, upon or immediately prior to the consummation of the event and subject to its consummation, Awards held by the Participant prior to the Change in Control Event shall be deemed reinstated to the extent previously vested and terminated prior to expiration and, to the extent unvested, shall be deemed vested to the extent that other Awards of the same type were accelerated in connection with the event, irrespective of the vesting and early termination provisions of the Participant's Award Agreement. Notwithstanding the foregoing, in no event shall an Award be extended beyond its final expiration date.

          (f) GOLDEN PARACHUTE LIMITATION. In no event shall an Award be accelerated under this Plan to an extent or in a manner that would not be fully deductible by the Company for federal income tax purposes because of
     Section 280G of the Code, nor shall any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a holder would be entitled to benefits or payments hereunder and under any other plan or program, which benefits or payments would constitute "parachute payments" as defined in Section 280G of the Code, then the holder may, by written notice to the Company, designate the order in which such parachute payments shall be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code. Notwithstanding the foregoing, an employment or other agreement with the Participant may expressly provide for benefits in excess of amounts determined by applying the foregoing Section 280G limitations.

          (g) POSSIBLE EARLY TERMINATION OF AWARDS. If any Award or other right to acquire Common Stock has not been exercised or has not become vested or exercisable prior to (i) a dissolution of the Corporation or (ii) a reorganization event described in Section 6.2(a), and no provision has been made for the substitution, exchange or other settlement of such Award, such Award shall thereupon terminate.

     6.3 COMPLIANCE WITH LAWS.

     This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of Shares and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities law requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

     6.4 TAX MATTERS.

     Upon any exercise, vesting, or payment of any Award or upon the disposition of Shares acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes that the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of Shares under this Plan, the Participant may elect, in his or her sole discretion (subject to Section 6.3), pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of Shares to be delivered by (or otherwise reacquire) the appropriate number of Shares valued at their Fair Market Value, to satisfy such withholding obligation, determined in each case as of the trading day next preceding the applicable date of exercise, vesting or payment.

     6.5 PLAN AMENDMENT, TERMINATION AND SUSPENSION.

          (a) BOARD AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

          (b) STOCKHOLDER APPROVAL. To the extent then required under Sections 162, 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

          (c) AMENDMENTS TO AWARDS. Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant's rights and benefits under an Award.

          (d) LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of this Plan or change in or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.5.

     6.6 PRIVILEGES OF STOCK OWNERSHIP.

     Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

     6.7 EFFECTIVE DATE OF THE PLAN.

     This Plan is effective as of the date this Plan is approved by the stockholders of the Corporation.

     6.8 TERM OF THE PLAN.

     No Award will be granted under this Plan after April 27, 2009 (the "Termination Date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the Termination Date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the Termination Date.

     6.9 GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

          (a) CHOICE OF LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware.

          (b) SEVERABILITY. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

          (c) PLAN CONSTRUCTION.

              (i) RULE 16B-3. It is the intent of the Corporation that the Awards and transactions permitted by Awards generally satisfy and be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of

        Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability.

             (ii) SECTION 162(M). It is the further intent of the Company that (to the extent the Company or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the
        Code), Options or Stock Appreciation Rights granted with an exercise or base price not less than Fair Market Value on the date of grant and Special Performance-Based Awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the Committee authorizing the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

     6.10 CAPTIONS.

     Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

     6.11 EFFECT OF CHANGE OF SUBSIDIARY STATUS.

     For purposes of this Plan and any Award hereunder, if a Participant is employed by an entity that ceases to be a Subsidiary, a termination of the Participant's employment shall be deemed to have occurred as of the date the entity ceased to be a Subsidiary unless the Participant continues as an Eligible Employee in respect of another entity within the Company.

     6.12 STOCK-BASED AWARDS IN SUBSTITUTION FOR STOCK OPTIONS OR AWARDS GRANTED BY ANOTHER CORPORATION.

     Awards may be granted to Eligible Employees under this Plan in substitution for employee stock options, stock appreciation rights, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Employees in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, or all or a substantial part of the stock or assets of the employing entity.

     6.13 NON-EXCLUSIVITY OF PLAN.

     Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

     6.14 NO CORPORATE ACTION RESTRICTION.

     The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation's or any Subsidiary's capital structure or its business, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Corporation's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the Corporation or any Subsidiary's assets or business, or
(f) any other corporate act or proceeding by the Corporation or any Subsidiary. No Participant, Beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

     6.15 OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS.

     Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or the Subsidiaries.

     6.16 DEFERRED PAYMENTS.

     The Committee may authorize for the benefit of any Eligible Employee the deferral of any payment of cash or Shares that may become due or of cash otherwise payable under this Plan, and provide for accrued benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

7. DEFINITIONS.

     7.1 DEFINITIONS.

          (a) "AWARD" means an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Performance Share Award, Special Performance-Based Award, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

          (b) "AWARD AGREEMENT" means any writing setting forth the terms of an Award that has been authorized by the Committee.

          (c) "AWARD DATE" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

          (d) "BENEFICIARY" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

          (e) "BOARD" means the Board of Directors of the Corporation.

          (f) "CHANGE IN CONTROL EVENT" means any of the following:

             (i) The occurrence of any change in control that is required to be reported in response to the proxy regulations of the Commission;

             (ii) Any "person" (as such term is used in Section 3(a)(9) and Sections 13(d) and 14(d)(2) of the Exchange Act, other than the Corporation, is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 40% or more of the combined voting power of the Corporation's then outstanding securities.

             (iii) During any period of two consecutive years, individuals who, at the beginning of such period constitute the Board, cease for any reason to constitute at least a majority thereof, unless the election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

             (iv) Shares are first purchased pursuant to an exchange or tender offer other than an offer by the Corporation or a Subsidiary.

     Notwithstanding the foregoing, prior to the occurrence of any of the events described in clause (f)(i) through (iv) above, the Board may determine that such an event shall not constitute a Change in Control Event for purposes of the Plan and Awards granted under it.

          (g) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

          (h) "COMMISSION" means the Securities and Exchange Commission.

          (i) "COMMITTEE" means the Board or a committee appointed by the Board to administer this Plan, which committee shall be comprised solely of two or more directors or such greater number of directors as may be required under applicable law, and each of whom is an "outside director" under
     Section 162(m) of the Code and a "non-employee director" within the meaning of Rule 16b-3.

          (j) "COMMON STOCK" means the Common Stock, $0.01 par value per share, of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

          (k) "COMPANY" means, collectively, the Corporation and its Subsidiaries.

          (l) "CORPORATION" means Wynn's International, Inc., a Delaware corporation, and its successors.

          (m) "ELIGIBLE EMPLOYEE" means an officer (whether or not a director) or key employee of the Company.

          (n) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

          (o) "FAIR MARKET VALUE" on any date means (1) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (2) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (3) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (4) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

          (p) "INCENTIVE STOCK OPTION" means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions and is made under such circumstances and to such persons as may be necessary to comply with that section.

          (q) "LIMITED SAR" has the meaning given to such term in Section 3.4.

          (r) "NONQUALIFIED STOCK OPTION" means an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an Incentive Stock Option shall be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code.

          (s) "OPTION" means an option to purchase Common Stock granted under this Plan.

          (t) "PARTICIPANT" means an Eligible Employee who has been granted an Award under this Plan.

          (u) "PERFORMANCE SHARE AWARD" means an Award of a right to receive Shares under Section 5.1 or 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

          (v) "PERSONAL REPRESENTATIVE" means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

          (w) "PLAN" means this 1999 Stock Awards Plan, as it may be amended from time to time.

          (x) "RESTRICTED SHARES" or "RESTRICTED STOCK" means Shares awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

          (y) "RETIREMENT" means retirement (including early retirement) at any time of a Participant as an employee of the Company, as such term or concept is used in the Wynn's International, Inc. Retirement Plan or the Wynn's-Precision, Inc. Salaried Employees Pension Plan, or in any successor plan, in each case, as from time to time in effect.

          (z) "RULE 16B-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

          (aa) "SECTION 16 PERSON" means a person subject to Section 16(a) of the Exchange Act.

          (bb) "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

          (cc) "SEVERANCE DATE" means the date of termination of a Participant's employment with the Company.

          (dd) "SHARES" has the meaning given to such term in Section 1.4(a).

          (ee) "STOCK APPRECIATION RIGHT" means a right authorized under this Plan to receive a certain number of Shares or an amount of cash, or a combination of Shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

          (ff) "SUBSIDIARY" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

          (gg) "TOTAL DISABILITY" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

                                                                                                   Please mark your     ------
                                                                                                       votes as            X
                                                                                                  indicated in this     ------
                                                                                                       example.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3, WHICH ARE MATTERS PROPOSED BY THE BOARD OF
DIRECTORS.

                                                  WITHHELD
                                        FOR       FOR ALL
                                     ----------   ---------
Proposal 1. ELECTION OF DIRECTORS                                      Other  In their discretion, upon any
                                                                              other matters as may properly
              NOMINEES:                                                       come before the meeting.
                 Barton Beek
                 James Carroll
                                     ----------   ---------

 If you want to vote against any nominee, draw a line
 through the nominee's name.
                                       FOR       AGAINST      ABSTAIN         YOU MUST SIGN AND DATE THIS PROXY FOR IT TO BE VOTED
 Proposal 2. Approval of Ernst &                                              AT THE ANNUAL MEETING. IF PROPERLY EXECUTED, THIS
             Young, LLP as independent --------   ----------   ----------     PROXY WILL BE VOTED AS YOU DIRECT. IF YOU DO NOT
             auditors for the fiscal                                          VOTE ON A PROPOSAL, THIS PROXY WILL BE VOTED FOR THE
             year ending December 31,  --------   ----------   ----------     PROPOSAL.
             1999.
                                                                              ON ANY OTHER MATTERS PROPERLY ARISING AT THE
                                                                              MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH
                                                                              THE DISCRETION OF THE PERSONS NAMED AS PROXIES. IF
                                                                              FOR ANY REASON, ANY NOMINEE BECOMES UNAVAILABLE
 Proposal 3. Approval of the Wynn's    --------   ----------   ----------     PRIOR TO THE ANNUAL MEETING, THE BOARD OF DIRECTORS
             International, Inc. 1999                                         WILL SELECT ANOTHER NOMINEE. THIS PROXY WILL BE
             Stock Awards Plan.        --------   ----------   ----------     VOTED FOR THE REPLACEMENT NOMINEE UNLESS YOU
                                                                              WITHHELD YOUR VOTE FROM THE LISTED BUT UNAVAILABLE
                                                                              NOMINEE.



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Signature(s)____________________________________________________________________                Date  _______________________, 1999

NOTE:    This Proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc., should give their full title, as such. If the stockholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.

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

PROXY


                           WYNN'S INTERNATIONAL, INC.

               THE BOARD OF DIRECTORS OF THE COMPANY IS ASKING YOU
              FOR YOUR PROXY FOR THE APRIL 28, 1999 ANNUAL MEETING

         You, as a stockholder of WYNN'S INTERNATIONAL, INC., a Delaware corporation (the "Company"), acknowledge that you have received a copy of the Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and the Annual Report to Stockholders for the year ended December 31, 1998. You revoke any prior proxy and appoint each of James Carroll, John W. Huber, Seymour
A. Schlosser and Gregg M. Gibbons, your true and lawful agents and proxies with full power of substitution in each, to vote your shares of Common Stock of the Company at the Annual Meeting of Stockholders of the Company to be held on Wednesday, April 28, 1999, at 9:00 A.M, at 500 North State College Boulevard, Suite 700, Orange, California 92868. Your proxy applies to any and all matters coming before the April 28, 1999 Annual Meeting of Stockholders, and at any adjournment thereof.


PLEASE VOTE ON THE PROPOSALS AND THEN SIGN, DATE AND PROMPTLY RETURN THIS PROXY
                  CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



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                             *FOLD AND DETACH HERE*